SECURITIES AND EXCHANGE COMMISSION
                                          Washington, D.C. 20549

                                           --------------------

                                                 FORM 8-K

                                              CURRENT REPORT

                                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                                     SECURITIES EXCHANGE ACT OF 1934


                                             November 14, 2003
---------------------------------------------------------------------------------------------------------
                                    (Date of earliest event reported)



                                     Marsh & McLennan Companies, Inc.
                 ------------------------------------------------------------------------
                          (Exact name of registrant as specified in its charter)




              Delaware                            1-5998                           36-2668272
---------------------------------------------------------------------------------------------------------
  (State or other jurisdiction           (Commission File Number)                (IRS Employer
        of incorporation)                                                      Identification No.)



1166 Avenue of the Americas, New York, NY                                            10036
---------------------------------------------------------------------------------------------------------
(Address of principal executive offices)                                           (Zip Code)



                                               (212) 345-5000
   ---------------------------------------------------------------------------------------------------
                            (Registrant's telephone number, including area code)





Item 5.  Other Events and Required FD Disclosure

As of the close of business on November 14, 2003, Putnam Investments had $256 billion in assets under management. Mutual fund assets were $168 billion. Institutional assets were $88 billion.

To date, Putnam has found that there has been sufficient liquidity in the market to manage the client withdrawals and redemptions without any increase in portfolio transactions costs.

There can be no assurance about future market conditions. Asset balances do not reflect pending redemptions or investments based on client decisions communicated to Putnam but not yet implemented.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MARSH & McLENNAN COMPANIES, INC.



                                               By:  /s/ Leon J. Lichter
                                                    ----------------------------
                                                    Name:   Leon J. Lichter
                                                    Title:  Vice President &
                                                             Corporate Secretary



Date:  November 17, 2003
       -----------------